                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 3, 1999.

                        MEDICAL DEVICE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Utah                       0-12365                   58-1475517
--------------------------------------------------------------------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number               Identification No.)
formation

9191 Towne Center Drive, Suite 420, San Diego, California 92122
--------------------------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (619) 455-7127

9191 Towne Center Drive, Suite 420, San Diego, California 92122
--------------------------------------------------------------------------------
(Former name re former address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------
                  Not Applicable

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  On January 27, 1999, the Registrant received notification that its accounting firm, BDO Seidman, LLP, had resigned. The Company's decision to accept the resignation of BDO Seidman was approved by the Company's Board of Directors. The Registrant had no disagreements nor other events reportable under Item 304 of Regulation S-B with the former accounting firm. The former auditors' report on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that their report contained an explanatory paragraph regarding the substantial doubt about the Company's ability to continue as a going concern.

                  The Board of Directors has approved the engagement of Parks, Tschopp, Whitcomb & Orr, PA as independent accountants for the Company and to advise the Company on accounting matters. Prior to the appointment of Parks, Tschopp, Whitcomb & Orr, PA, the Company had not consulted with Parks, Tschopp, Whitcomb & Orr, PA , regarding the application of accounting principles.

                  A copy of the letter from BDO Seidman, LLP, regarding the above disclosure is attached hereto.

Item 5.           Other Events
                  ------------
                  Not Applicable

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------
                  Not Applicable

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  ---------------------------------------------------
                  Not Applicable


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MEDICAL DEVICE TECHNOLOGIES, INC.


By:/s/ M. Lee Hulsebus
   ----------------------------------------
   M. Lee Hulsebus, Chief Executive Officer

Dated:  February 3, 1999
        ----------------

BDO Seidman, LLP
3200 Bristol Street, Suite 400
Costa Mesa, CA 92626



February 2, 1999

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Gentlemen:

We have been furnished with a copy of the response to Item 4 of Form 8-K for the event that occurred on January 27, 1999, to be filed by our former client, Medical Device Technologies, Inc. We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP

BDO Seidman, LLP